SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date that its financial statements were available for issuance.

On July 30, 2013, the Company received notice that The Depository Trust Company has determined to lift the deposit chill (“DTCC Chill”) on the Company’s common stock and has resumed accepting deposits for depository and book-entry transfer services

On August 19, 2013, the Company entered into a securities purchase agreement with an institutional investor (the “Investor”) pursuant to which the Company will issue shares of newly designated Series D 8% Convertible Preferred Stock (”Series D Preferred Stock”) to the Investor in exchange for the Investor agreeing to paying off certain accounts payables of the Company, up to an aggregate approximate amount of $1,250,000. In addition, the Company granted to the Investor the right to participate in future financings of the Company until 12 months from the date of the last closing.

On August 19, 2013, the Company filed a Certificate of Designation designating 1,300 of our preferred stock as Series D Preferred Stock. Each share of Series D Preferred Stock has a stated value of $1,000 and pays on a quarterly basis 8% cumulative dividends per annum. Dividends are payable by the Company in cash or at the Company’s option, in shares of common stock. The Series D Preferred Stock shall have no voting rights except in certain circumstances which would adversely affect the Series D Preferred Stock holders. Each share of Series D Preferred Stock is convertible at any time into shares of common stock by dividing the stated value per share by the then effective conversion price. The conversion price for the Series D Preferred Stock shall equal $0.03 per share, subject to adjustment; provided, however, in the event that during any period that the Series D Preferred Stock is outstanding, a holder delivers a conversion notice within 5 trading days following a period that the average of 5 consecutive VWAPs is less than $0.02, the conversion price shall be thereafter reduced, and only reduced, to equal the lesser of the then conversion price and 75% of the average of the lowest 5 consecutive VWAPs prior to the delivery of such conversion notice. The Series D Preferred Stock is also subject to redemption by the Company upon certain triggering events.

The Company evaluated subsequent events through the date its financial statements were available for issuance. The Company determined that the financial statements were available for issuance on April 16, 20133.

On January 17, 2013, the Board of Directors of Amarantus BioScience, Inc. adopted a unanimous written resolution authorizing the Company’s officers, agents, and counsel to take any and all action reasonably necessary to cause the immediate cessation of trading and delisting of Amarantus common stock from the Berlin-Bremen Stock Exchange (the “BBSE”), or from any unofficially regulated markets controlled by the BBSE, including the commencement of legal proceedings in the United States or Germany against the BBSE or any broker or other unauthorized person making a market in the Company’s stock in Germany through the BBSE or otherwise. The Company’s common stock was listed on the BBSE without the Company’s prior knowledge, consent, or authorization. The Company did not authorize or direct any BBSE broker to act as market maker for the Company’s common stock, and believes such listing is part of an organized effort to circumvent U.S. securities laws, including the restrictions against “naked short selling.”

The Company believes that de-listing from the BBSE will facilitate the orderly trading of the Company’s stock.

Aegis Capital served as placement agent on the transaction and received 10% in placement agent fees. Approximately $200,000 of the use of proceeds will be specifically directed to settle ongoing litigation with Alpha Capital Ansalt.

On February 1st, 2013, the Company settled ongoing litigation with Trinet, Inc. for $14,000 in cash. The Company is working to resolve all pending litigation.

On February 7th, 2013, the Company completed a series of transactions related to the restructuring of certain convertible debentures and related warrants that are currently in default. As a result, the Company executed two separate amended and restated Convertible Promissory Notes in the amounts of $375,000 and $187,500 (the “New Notes”), respectively, payable to Dominion Capital, LLC. The Company had defaulted on Promissory Notes issued in 2011 to certain individual investors in the total aggregate amount of $375,000 (the “Old Notes”), and related cashless warrants in the amount of $500,000. Dominion capital paid $562,500 to acquire the Old Notes, and as part of the transaction all of the related warrants have been retired, inclusive of a $37,500 payment from the Company to certain warrant holders. The Old Notes and Related warrants had a conversion feature equal to a 66.6% floorless discount to a ‘Next Equity Financing’, defined as a financing where equity, or debt that was convertible into common stock, with a fixed price conversion feature. As a result of the 30 January financing previously announced, the Old Notes and Warrants, inclusive of interest, would have been convertible into approximately $900,000 in common shares priced at $0.0333/share, which would have equated to 27,000,000 common shares.

As a result, of the transactions listed above, $375,000 note is immediately convertible at a price of $0.015/share, equal to 25,000,000 common shares. The $187,500 is also priced at $0.015/share, however the note is not convertible for 6 months and the Company can repurchase this note at any time until maturity.

Concurrently, the Company has retired a series of convertible notes with toxic financing terms that were issued between June 30, 2012 and November 1, 2012.

As a result of these transactions, the Company has eliminated the costly potential default and reset provisions associated with the Old Notes and Warrants that the Company believes were a potential impediment to future growth and more favorable future financing alternatives. With the retirement of the Old Notes and repurchase by the Company of the Warrants, the Company is no longer in default of any convertible notes or warrants, and has eliminated the risk of the further dilutive potential of resets and default provisions contained within those retired instruments. The company believes that this has streamlined and enhanced its capitalization structure placing the Company in a better positioned to move forward with the execution of its scientific advancement plan.

On February 15, 2013, Amarantus Bioscience, Inc. (“Amarantus”) and Alpha Capital Anstalt (“Alpha”) entered into a Stipulation of Discontinuance with respect to Alpha Capital Anstalt v. Amarantus Biosciences, Inc., N.Y. Supreme Ct., County of N.Y., Index No. 653962/2012 (the “Alpha Lawsuit”). The Stipulation of Discontinuance dismisses with prejudice the Alpha Lawsuit.

The Alpha Lawsuit concerned a claim by Alpha (contested by Amarantus) that a certain note, dated October 4, 2011, in the principal amount of $150,000, and due on April 1, 2012, which had been issued by Amarantus to a third party and was purchased by Alpha, was in default. On 15 February 2013, Alpha executed a Satisfaction and Release whereby Alpha acknowledged full payment and satisfaction of the note in question, and expressly released Amarantus from any further claims or liabilities under the loan. Amarantus made the full payment in cash, and did not issue any common stock in connection with settlement of the suit.

On March 4, 2013, Amarantus Bioscience, Inc., a Delaware corporation (“Amarantus” or the “Company”), terminated that certain non-binding Letter of Intent (the “LOI”), dated June 30, 2012, entered into by and between the Company and Rainbow Biosciences, LLC, a wholly-owned subsidiary of Rainbow Coral Corp. (OTCBB:RBCC).  Pursuant to the terms of the LOI, the two companies were to investigate the feasibility of a joint venture, purchase or partnership to develop and commercialize the Company’s intellectual property.  Upon further consideration of the proposed transaction, the Company elected to terminate the LOI prior to the consummation of a definitive agreement that would have defined the terms of any joint venture, purchase or partnership.  Amarantus has not received funding from RBCC and the parties have never entered into any formal agreement to further the development and commercialization of the Company’s intellectual property with RBCC.

On April 1, 2013 Amarantus BioScience, Inc. (the “Company”) filed a Certificate of Designation with the State of Nevada creating a series of Series C Convertible Preferred Stock consisting of 750,000 shares. On April 2, 2013 the Company filed the Certificate of Designation with the State of Nevada formally creating the previously disclosed series of Series B Convertible Preferred Stock consisting of 2,500,000 shares. A copy of the Series C Certificate of Designation and the Series B Certificate of Designation filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively.

The Series B Convertible Preferred Stock has no anti-dilution provisions, can only be issued to officers, directors and advisors of the Company, and cannot be converted into common stock, transferred, sold or disposed of in any manner for 24 months.

The Series C Convertible Preferred Stock has no anti-dilution provisions, can only be issued to officers and directors of the Company, is convertible into a cumulative total of 750,000 common shares and is automatically convertible into common stock upon listing of the Company’s common stock to a national stock exchange.

On April 3, 2013, the Company entered into a Settlement Agreement and Release with On Assignment Staffing Services, Inc. (“On Assignment”) pursuant to which the Company will pay On Assignment an aggregate of $45,000 over a period of time and On Assignment will dismiss its lawsuit against the Company currently pending in Santa Clara County, California. The Company is no longer subject to any legal proceedings.

On April 4, 2013, the Company announced that it was adopting a holding company structure with separate business units in order to more effectively develop its various assets and would be changing its name to Amarantus Bioscience Holdings, Inc. Concurrently, the Company has requested a change in its Committee on Uniform Security Identification Procedures (CUSIP) number.

On April 4th, 2013, the Company received the Final Report from the Swiss-based, neuroscience-focused consulting firm the company previously disclosed it had retained to conduct a full review of the data generated as a result of the Company’s research grant with the Michael J. Fox Foundation entitled “Comparisons and Actions of MANF and GDNF in a Rodent Model of Parkinson’s Disease”.

On April 5, 2013, Amarantus Bioscience Holdings, Inc. (formerly known as Amarantus Bioscience, Inc.) (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada, pursuant to which the Company’s name was changed from Amarantus Bioscience, Inc. to Amarantus Bioscience Holdings, Inc.

On 30 January 2013, Amarantus Bioscience, Inc. (“Amarantus”) executed an amendment to a Convertible Promissory Note payable to Dominion Capital, LLC or its registered assigns (the “Dominion Note”), dated November 14, 2012, providing for an increase in the purchase price for such note from $600,000 to $2,000,000, to be disbursed in tranches through April 26, 2013. The Dominion Note bears interest at the rate of ten percent (10%) per annum until paid in full and is convertible into shares of the Company’s common stock, subject to certain restrictions, at a price of $0.10 per share. The Dominion Note has been amended to provide for an extended amortization schedule with a final maturity date of 28 October 2013. The Company has the option to pay the Dominion Note in cash or stock at its discretion, subject to certain conditions. The Company intends to apply the proceeds from the amended Dominion Note for working capital purposes. Dominion is not able to begin to convert the note until May 14, 2013. The Company received all $600,000 from the initial agreement in 2012, and received the first tranche of funding of $250,000 on January 30th, 2013. The extended amortization schedule provides for payments of $200,000 to $250,000 every 2 weeks until the end of April 2013.

An additional $150,000 of convertible notes has converted to common stock.